NORTHSTAR FUNDS
                  Prospectus Supplement dated November 9, 1998
                       to Prospectus dated March 1, 1998

Effective November 3, 1998, the disclosure on pages 12 and 24 of the prospectus is hereby amended to reflect that:

The Northstar Income and Growth Fund is managed by a portfolio management team, which is led by Mary Lisanti, Chief Investment Officer-Equities.